                                 INDEX TO EXHIBITS
                                 -----------------
Exhibit
Number                              Exhibits
------                              --------
  1                                 Monthly Report to Floating Rate
                                    Credit Card Participation Certificates,
                                    Series 1995-1, investors for the month
                                    of  January, 1997.




                     MONTHLY PAYMENT INSTRUCTIONS AND
                       NOTIFICATION TO THE TRUSTEE
               MERCANTILE BANK OF ILLINOIS NATIONAL ASSOCIATION
               MERCANTILE CREDIT CARD MASTER TRUST SERIES 1995-1
                                January 1997

The undersigned, a duly authorized representative of Mercantile Bank of Illinois National Association (the "Bank"), as Seller and Servicer pursuant to the Pooling and Servicing Agreement dated as of May 10, 1995
(the "Master Agreement"), as supplemented by the Series 1995-1 Supplement dated as of May 10, 1995 (the "Supplement," and together with the Master
Agreement, the "Agreement"), each by and between the Bank and Chase Manhattan
Bank, as trustee (the "Trustee"), does hereby certify as follows:

     A) Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement. References herein to certain sections are references to the respective sections of the Agreement.

     B)   The Bank is Servicer under the Agreement.

     C)   The undersigned is a Servicing Officer.

     D)   The date of this notice is a Determination Date under the Agreement.

I.   APPLICATION OF CLASS A AVAILABLE FUNDS, CLASS B AVAILABLE FUNDS,
     ----------------------------------------------------------------
     COLLATERAL AVAILABLE FUNDS, AVAILABLE INVESTOR PRINCIPAL COLLECTIONS,  AND
     --------------------------------------------------------------------------
     COLLATERAL PRINCIPAL COLLECTION.
     --------------------------------

     Pursuant to the Supplement, the Servicer does hereby instruct the  Trustee
     (i) to make the following withdrawals from the Collection   Account with
     respect to the Distribution Date and (ii) to apply the  proceeds of such withdrawals in accordance with reference Sections of  the Supplement:


     A)   Class A Available Funds [Section 4.5(a)]:
          -----------------------------------------

          (1)   Class A Monthly Interest                                                                       $1,736,360
                                                                                                             ------------
          (2)   Overdue Class A Monthly Interest                                                                       $0
                                                                                                             ------------
          (3)   Class A Additional Interest                                                                            $0
                                                                                                             ------------
          (4)   Class A Servicing Fee                                                                            $540,000
                                                                                                             ------------
          (5)   Overdue Class A Monthly Servicing Fee                                                                  $0
                                                                                                             ------------
          (6)   Class A Investor Default Amount                                                                $2,399,669
                                                                                                             ------------
          (7)   Excess Spread                                                                                  $1,457,625
                                                                                                             ------------
     B)   Class B Available Funds [Section 4.5(b)]:
          -----------------------------------------

          (1)   Class B Monthly Interest                                                                         $220,032
                                                                                                             ------------
          (2)   Overdue Class B Monthly Interest                                                                       $0
                                                                                                             ------------
          (3)   Class B Additional Interest                                                                            $0
                                                                                                             ------------
          (4)   Class B Servicing Fee                                                                             $66,667
                                                                                                             ------------
          (5)   Overdue Class B Monthly Servicing Fee                                                                  $0
                                                                                                             ------------
          (6)   Excess Spread                                                                                    $470,543
                                                                                                             ------------

                                    1

                                         MONTHLY PAYMENT INSTRUCTIONS AND
                                           NOTIFICATION TO THE TRUSTEE
                                MERCANTILE BANK OF ILLINOIS NATIONAL ASSOCIATION
                                MERCANTILE CREDIT CARD MASTER TRUST SERIES 1995-1
                                                   January 1997

     C)   Collateral Available Funds [Section 4.5(c)]:
          --------------------------------------------

          (1)   Collateral Monthly Interest                                                                      $206,869
                                                                                                             ------------
          (2)   Overdue Collateral Monthly Interest                                                                    $0
                                                                                                             ------------
          (3)   Collateral Additional Interest                                                                         $0
                                                                                                             ------------
          (4)   Collateral Servicing Fee                                                                               $0
                                                                                                             ------------
          (5)   Overdue Collateral Servicing Fee                                                                       $0
                                                                                                             ------------
          (6)   Excess Spread                                                                                    $474,648
                                                                                                             ------------
     D)   Available Investor Principal Collections [Section 4.5(d) and (f)]:
          ------------------------------------------------------------------

          (1)   Class A Monthly Principal                                                                              $0
                                                                                                             ------------
          (2)   Class B Monthly Principal                                                                              $0
                                                                                                             ------------
          (3)   Collateral Monthly Principal                                                                           $0
                                                                                                             ------------
          (4)   Shared Principal Collections
                (available for other Series in Group One)                                                     $35,093,681
                                                                                                             ------------
     E)   Collateral Principal Collections [Section 4.5(e)]:
          --------------------------------------------------

          (1)   Collateral Monthly Principal                                                                           $0
                                                                                                             ------------
          (2)   To be treated as Available Principal Collections                                               $3,158,431
                                                                                                             ------------
     F)   Excess Spread [Section 4.7]:
          ----------------------------

          (1)   Class A Required Amount                                                                                $0
                                                                                                             ------------
          (2)   Class A Investor Charge Offs                                                                           $0
                                                                                                             ------------
          (3)   Portion of Class B Required Amount                                                                     $0
                                                                                                             ------------
          (4)   Remaining Portion of Class B Required Amount                                                     $296,255
                                                                                                             ------------
          (5)   Reimbursement of prior reductions in Class B
                Invested Amount                                                                                        $0
                                                                                                             ------------
          (6)   Collateral Servicing Fee                                                                          $60,000
                                                                                                             ------------
          (7)   Collateral Default Amount                                                                        $266,630
                                                                                                             ------------
          (8)   Excess of Required Cash Collateral Amount over
                Available Cash Collateral Amount                                                                       $0
                                                                                                             ------------
          (9)   Aggregate of other amounts Payable to Collateral
                Interest Holder                                                                                        $0
                                                                                                             ------------
          (10)  Excess Finance Charges                                                                         $1,779,930
                                                                                                             ------------
          (11)  Earnings to be returned to Servicer                                                               $58,291
                                                                                                             ------------
          (12)  Spread Account Excess to be returned to Mercantile                                                     $0
                                                                                                             ------------

                                    2

                                         MONTHLY PAYMENT INSTRUCTIONS AND
                                           NOTIFICATION TO THE TRUSTEE
                                MERCANTILE BANK OF ILLINOIS NATIONAL ASSOCIATION
                                MERCANTILE CREDIT CARD MASTER TRUST SERIES 1995-1
                                                   January 1997

     G)   Reallocated Principal Collections [Section 4.8]:
          ------------------------------------------------

          (1)   Payable in Respect of Class A Required Amount                                                          $0
                                                                                                             ------------
          (2)   Payable in Respect of Class B Required Amount                                                          $0
                                                                                                             ------------
          (3)   Balance                                                                                        $6,104,914
                                                                                                             ------------
     H)   Excess Finance Charges [Section 4.9]:
          -------------------------------------

          (1)   Finance Charge Shortfall for Series 1995-1                                                             $0
                                                                                                             ------------
          (2)   Excess Finance Charges from other series in Group
                One allocated to Series 1995-1                                                                         $0
                                                                                                             ------------
     I)   Shared Principal Collections [Section 4.10]:
          --------------------------------------------

          (1)   Principal Shortfall for Series 1995-1                                                                  $0
                                                                                                             ------------
          (2)   Shared Principal Collections from other Series in
                Group One allocated to Series 1995-1                                                                   $0
                                                                                                             ------------

II.  YIELD SUPPLEMENT ACCOUNT
     ------------------------

     Pursuant to Section 4.12 of the Supplement, the Servicer hereby instructs the Trustee (i) to make the following withdrawal from the Yield Supplement Account and (ii) to apply the proceeds of such withdrawal in accordance with Section 4.12 of the Supplement.

          (1)   Interest and other investment income on amounts on
                deposit in the Yield Supplement Account                                                                $0
                                                                                                             ------------
          (2)   One-Seventh of the Yield Supplement Account                                                            $0
                                                                                                             ------------

III. NOTIFICATION OF WITHDRAWALS FROM THE CASH COLLATERAL ACCOUNT
     ------------------------------------------------------------

     Pursuant to Section 4.13 of the Supplement, the Servicer hereby instructs the Trustee (i) to make the following withdrawals from the Cash Collateral Account with respect to the Distribution Date and (ii) to apply the proceeds of such withdrawals in accordance with Section 4.13 of the Supplement.

          (1)   Required Draw Amount                                                                                   $0
                                                                                                             ------------
          (2)   Cash Enhancement Surplus                                                                               $0
                                                                                                             ------------

     IN WITNESS WHEREOF, the undersigned has duly executed this certificate this [12] day of [ February ], [1997].


                              MERCANTILE BANK OF ILLINOIS NATIONAL ASSOCIATION as Servicer

                              By:  \s\ Jeffrey D. Cary
                                   --------------------------------------------
                                   Vice President

                   MONTHLY CERTIFICATEHOLDER'S STATEMENT
             MERCANTILE BANK OF ILLINOIS NATIONAL ASSOCIATION
             MERCANTILE CREDIT CARD MASTER TRUST SERIES 1995-1
                                January 1997

Under the Amended and Restated Pooling and Servicing Agreement dated as of May 10, 1995 (the "Master Agreement"), by and between Mercantile Bank of Illinois National Association ("Mercantile"), as Seller and Servicer, and Chase Manhattan Bank, as trustee, as supplemented by the Series 1995-1 Supplement dated as of May 10, 1995 (the "Supplement," and together with the Master Agreement, the "Agreement"), between Mercantile and the Trustee, Mercantile, as Servicer, is required to prepare certain information each month regarding current distributions to all Series 1995-1 Certificateholders. This relates to the Distribution Date (the "Distribution Date") and the performance of the Mercantile Credit Card Master Trust (the "Trust") during the prior Monthly Period (the "Monthly Period"). Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Agreement.

1)  The total amount of the distribution on the Distribution Date per $1,000 original
    principal amount of the Class A Certificates                                                                         $5.36
                                                                                                                --------------
2)  The total amount of the distribution on the Distribution Date per $1,000 original
    principal amount of the Class B Certificates                                                                         $5.50
                                                                                                                --------------
3)  The amount of the distribution set forth in paragraph 1 above in respect of
    principal per $1,000 original principal amount of the Class A Certificates                                           $0.00
                                                                                                                --------------
4)  The amount of the distribution set forth in paragraph 2 above in respect of
    principal per $1,000 original principal amount of the Class B Certificates                                           $0.00
                                                                                                                --------------
5)  The amount of distribution set forth in paragraph 1 above in respect of interest
    per $1,000 original principal amount of the Class A Certificates                                                     $5.36
                                                                                                                --------------
6)  The amount of distribution set forth in paragraph 2 above in respect of interest
    per $1,000 original principal amount of the Class B Certificates                                                     $5.50
                                                                                                                --------------
7)  The aggregate principal receivables for the Trust as of the end of the last day of
    the preceding monthly period                                                                                  $661,243,740
                                                                                                                --------------
8)  The aggregate receivables for the Trust as of the end of the last day of the
    preceding monthly period                                                                                      $693,522,666
                                                                                                                --------------
9)  The aggregate collections for the Trust with respect to the prior monthly period                               $66,715,504
                                                                                                                --------------
10) The aggregate principal collections for the Trust with respect to the prior monthly
    period                                                                                                         $53,991,265
                                                                                                                --------------
11) The aggregate finance charges collections for the Trust with respect to the prior
    monthly period                                                                                                 $12,724,240
                                                                                                                --------------
12) The aggregate purchases made for the Trust with respect to the prior monthly period                            $35,093,681
                                                                                                                --------------
13) The aggregate default of receivables for the Trust with respect to the prior monthly
    period                                                                                                          $4,978,103
                                                                                                                --------------
14) The aggregate credit recoveries for the Trust with respect to the prior monthly period                            $308,525
                                                                                                                --------------
15) The aggregate amount of Collections of Receivables processed for the prior
    Monthly Period which were allocated in respect of the Series 1995-1 Certificates                               $39,703,540
                                                                                                                --------------
16) The aggregate amount of Collections of Principal Receivables processed during
    the prior Monthly Period and allocated in respect of the Series 1995-1 Certificates                            $32,131,127
                                                                                                                --------------

                                    1

                                 MONTHLY CERTIFICATEHOLDER'S STATEMENT
                           MERCANTILE BANK OF ILLINOIS NATIONAL ASSOCIATION
                           MERCANTILE CREDIT CARD MASTER TRUST SERIES 1995-1
                                           January 1997
17) The aggregate amount of Reallocated Principal Collections with respect to the
    prior Monthly Period                                                                                                    $0
                                                                                                                --------------
18) The aggregate amount of Collections of Finance Charge Receivables processed
    during the prior Monthly Period and allocated in respect of the Class A Certificates                            $6,133,655
                                                                                                                --------------
19) The aggregate amount of Collections of Finance Charge Receivables processed
    during the prior Monthly Period and allocated in respect of the Class B Certificates                              $757,241
                                                                                                                --------------
20) The Principal Percentage(s) during the prior Monthly Period                                       (Class A)          81.00%
                                                                                                                --------------
                                                                                                      (Class B)          10.00%
                                                                                                                --------------
21) The Floating Allocation Percentage(s) during the prior Monthly Period                             (Class A)          48.20%
                                                                                                                --------------
                                                                                                      (Class B)           5.95%
                                                                                                                --------------
22) The aggregate outstanding balances of Accounts that are delinquent as of the end of the prior Monthly Period are
                                                                                                  (1 - 29 days)    $35,295,064
                                                                                                                --------------
                                                                                                 (30 - 59 days)    $11,804,562
                                                                                                                --------------
                                                                                                 (60 - 89 days)     $7,132,047
                                                                                                                --------------
                                                                                                (90 - 119 days)     $5,321,674
                                                                                                                --------------
                                                                                               (120 - 149 days)     $4,460,629
                                                                                                                --------------
                                                                                               (150 - 179 days)     $3,978,021
                                                                                                                --------------
                                                                                                 (180 or more)        $252,144
                                                                                                                --------------
23) The Class A Investor Default Amount for the prior Monthly Period is                                             $2,399,669
                                                                                                                --------------
24) The Class B Investor Default Amount for the prior Monthly Period is                                               $296,255
                                                                                                                --------------
25) The aggregate amount of Class A Investor Charge-Offs for the prior Monthly Period is                                    $0
                                                                                                                --------------
26) The aggregate amount of Class B Investor Charge-Offs for the prior Monthly Period is                                    $0
                                                                                                                --------------
27) The aggregate amount of Class A Investor Charge-Offs reimbursed on the
    Distribution Date is                                                                                                    $0
                                                                                                                --------------
28) The aggregate amount of Class B Investor Charge-Offs reimbursed on the
    Distribution Date is                                                                                                    $0
                                                                                                                --------------
29) The amount of Class A Servicing Fee for the prior Monthly Period is                                               $540,000
                                                                                                                --------------
30) The amount of Class B Servicing Fee for the prior Monthly Period is                                                $66,667
                                                                                                                --------------
31) The Class A Pool Factor as of the Record Date for the Distribution Date                                           1.0000000
                                                                                                                --------------
32) The Class B Pool Factor as of the Record Date for the Distribution Date                                           1.0000000
                                                                                                                --------------
33) The Class A Invested Amount after giving effect to any payments on the
    Distribution Date is                                                                                          $324,000,000
                                                                                                                --------------
34) The Class B Invested Amount after giving effect to any payments on the
    Distribution Date is                                                                                           $40,000,000
                                                                                                                --------------
35) The amount, if any, by which the outstanding principal balance of the Class A
    Certificates exceeds the Class A Invested Amount after giving effect to any activity
    on the Distribution Date is                                                                                             $0
                                                                                                                --------------

                                    2


                                 MONTHLY CERTIFICATEHOLDER'S STATEMENT
                           MERCANTILE BANK OF ILLINOIS NATIONAL ASSOCIATION
                           MERCANTILE CREDIT CARD MASTER TRUST SERIES 1995-1
                                           January 1997




36) The amount, if any, by which the outstanding principal balance of the Class B
    Certificates exceeds the Class B Invested Amount after giving effect to any activity
    on the Distribution Date is                                                                                             $0
                                                                                                                --------------
37) The Available Cash Collateral Amount as of the close of business on the
    Distribution Date is                                                                                                    $0
                                                                                                                --------------
38) The Collateral Invested Amount as of the close of business on the Distribution Date is                         $36,000,000
                                                                                                                --------------
39) The Available Enhancement Amount as of the close of business on the
    Distribution Date is                                                                                           $36,000,000
                                                                                                                --------------
40) The amount by which the Net Portfolio Yield for the prior Monthly Period exceeds
    the Base Rate for such Monthly Period                                                                               5.3398%
                                                                                                                --------------
41) The amount of Interchange with respect to the prior Monthly Period is                                             $430,222
                                                                                                                --------------
42) The Deficit Controlled Amortization Amount is                                                                           $0
                                                                                                                --------------


                                MERCANTILE BANK OF ILLINOIS NATIONAL ASSOCIATION as Servicer


                                By:  \s\ Jeffrey D. Cary
                                     ------------------------------------------
                                     Title: Vice President


MONTHLY APPLICATION OF FUNDS CERTIFICATE
MERCANTILE BANK OF ILLINOIS NATIONAL ASSOCIATION
MERCANTILE CREDIT CARD MASTER TRUST SERIES 1995-1
January 1997

                                                                                                                 31-Jan-97
                                                                                                                 18-Feb-97


Collateral Initial Interest:                                                                                  $36,000,000
----------------------------                                                                                -------------

CA Investor Interest:
---------------------

     CA Investor Principal Balance                                                                            $36,000,000
                                                                                                            -------------
     Collateral Invested Amount                                                                               $36,000,000
                                                                                                            -------------
     Reduction of Collateral Invested Amount                                                                           $0
                                                                                                            -------------

Available Funds:
----------------

     Available Non-Principal Funds                                                                             $2,045,090
                                                                                                            -------------
     Available Principal Funds                                                                                         $0
                                                                                                            -------------
     Amounts Available in Spread Account                                                                      $12,000,000
                                                                                                            -------------
          Available Funds                                                                                     $14,045,090
                                                                                                            -------------
Application of Available Funds:
-------------------------------

     Application of Available Non-Principal Funds:                                                             $2,045,090
                                                                                                            -------------
          (1)   Interest to CA Investors:                                                                        $206,869
                                                                                                            -------------
                (a)  Based on CA Investor Principal Balance                                                      $206,869
                                                                                                            -------------
                (b)  Based on CA Investor Principal Charge-Offs                                                        $0
                                                                                                            -------------
          (2)   Fees, Expenses and other amounts                                                                       $0
                                                                                                            -------------
          (3)   Net Available Non-Principal Funds to Spread Account                                                    $0
                                                                                                            -------------
          (4)   Remaining Funds to Mercantile                                                                  $1,838,222
                                                                                                            -------------
     Application of Available Principal Funds and Spread Account:

          (1)   Prior to payment in full of Class B Invested Amount, excess of
                CA Investor Principal Balance over Required Enhancement
                Amount paid to CA Investor                                                                             $0
                                                                                                            -------------
          (2)   Amount paid to CA Investors after payment in full of Class B
                Invested Amount                                                                                        $0
                                                                                                            -------------
          (3)   Allocation of remaining amounts to other series requiring
                Excess Principal Collections                                                                  $35,093,681
                                                                                                            -------------
          (4)   Remaining Funds to Mercantile                                                                 $35,093,681
                                                                                                            -------------

                                    1

MONTHLY APPLICATION OF FUNDS CERTIFICATE
MERCANTILE BANK OF ILLINOIS NATIONAL ASSOCIATION
MERCANTILE CREDIT CARD MASTER TRUST SERIES 1995-1
January 1997

Spread Account:
---------------

     Beginning Spread Account Amount                                                                          $12,000,000
                                                                                                            -------------
     Plus Net Available Non-Principal Funds                                                                            $0
                                                                                                            -------------
     Less Payments to CA Investors

          (1)   Interest Deficiency                                                                                    $0
                                                                                                            -------------
          (2)   Deficiencies in Fees, Expenses and other amounts                                                       $0
                                                                                                            -------------
                Total to CA Investor                                                                                   $0
                                                                                                            -------------
     Less Excess of Spread Account over Spread Account Cap Paid to Mercantile                                  $1,838,222
                                                                                                            -------------
     Less Spread Account reduction Paid to Mercantile                                                                  $0
                                                                                                            -------------
     Ending Spread Account Amount                                                                             $12,000,000
                                                                                                            -------------

Trigger Events:
---------------

     Quarterly Excess Funds Percentage                                                                              4.88%
                                                                                                            -------------
          Month 1 Excess Funds                                                                                   $912,594
                                                                                                            -------------
          Month 2 Excess Funds                                                                                 $2,131,497
                                                                                                            -------------
          Month 3 Excess Funds                                                                                 $1,838,222
                                                                                                            -------------
     Average Invested Amount                                                                                 $400,000,000
                                                                                                            -------------
          Month 1 Invested Amount                                                                            $400,000,000
                                                                                                            -------------
          Month 2 Invested Amount                                                                            $400,000,000
                                                                                                            -------------
          Month 3 Invested Amount                                                                            $400,000,000
                                                                                                            -------------
     Average Monthly Principal Payment Percentage                                                                   7.74%
                                                                                                            -------------
          Month 1 Payment Percentage                                                                                7.02%
                                                                                                            -------------
          Month 2 Payment Percentage                                                                                8.17%
                                                                                                            -------------
          Month 3 Payment Percentage                                                                                8.03%
                                                                                                            -------------
     Spread Account Increase Notice (1 for Yes and 0 for No)                                                            0
                                                                                                            -------------

                                    2